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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 12, 2007

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        000-33297                                         88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 12, 2007, Blue Holdings, Inc. (the "Registrant") entered into a Letter Agreement with William Adams, aka will.i.am, of the Black Eyed Peas, pursuant to which the parties agreed that (i) no additional issuance of shares of the Registrant's common stock shall be made pursuant to the Letter of Intent dated May 11, 2007 between the Registrant and Mr. Adams ("Letter of Intent"), until the issuance thereof is approved by the Registrant's stockholders; and
(ii) Mr. Adams shall not, until or following the date that the issuance of shares to Mr. Adams pursuant to the Letter of Intent is approved by the Registrant's stockholders, be eligible or otherwise entitled to, and shall not:
(a) sell, assign, dispose of, transfer or otherwise hypothecate 175,000 shares of the Registrant's common stock issued to Mr. Adams on May 21, 2007 (the "Initial Shares") to any third party, (b) vote or direct the voting of the Initial Shares, and/or (c) receive any distribution made by the Registrant with respect to the Registrant's common stock (including the Initial Shares), whether payable in cash, securities of the Registrant, or other assets.

         Prior to their entry into the Letter Agreement, the Registrant and Mr. Adams were parties to the Letter of Intent with respect to certain co-branding arrangements and design, development and promotional services.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE HOLDINGS, INC.


Date:  June 18, 2007               By:    /S/ LARRY JACOBS
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                                          Larry Jacobs, Chief Financial Officer
                                          and Secretary


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